2. Stockholders' Equity	3 Months Ended
Mar. 31, 2016
Notes
2. Stockholders' Equity

2. Stockholders' Equity

On January 20, 2016, we amended our certificate of incorporation to increase authorized capital to include 10 million shares of $.0001 par value preferred shares and declared a reverse stock split of our common stock. As of March 31, 2016, no preferred shares have been issued. The formula provided that every thirty (30) issued and outstanding shares of common stock of the Corporation be automatically split into one (1) share of common stock. Except as otherwise noted, all share, option and warrant numbers have been restated to give retroactive effect to this split, which became effective on March 10, 2016. All per share disclosures retroactively reflect post-split shares.

Transactions in our Common Stock

Stock issued upon conversion of debt

On February 19, 2016 we issued 30,000 shares of our common stock at par value in settlement of $15,750 in accounts payable.

Stock issued upon completion of Regulation S Offering

We received $474,987 during the three months ended March 31, 2016 and $250,013 in Q4 of 2015 through a placement of common stock units. Each unit consists of one share of common stock and one warrant to purchase common stock. The units were sold for the offering price of $0.50 per unit. The warrants are exercisable at $1.00 and expire two years from the date of issuance.

Stock Issued for Services

On February 19, 2016, we issued 1,333,333 shares of our common stock to Mr. Ng (an officer and director of the company) individually and as control person of PT Kinerja as payment for services as part of a service agreement resulting from the license agreement. The shares were valued at the closing price as of the date of the agreement ($0.9001) and resulted in full recognition of $1,200,133 in consulting services expense.